Captive Insurance (Narrative) (FY) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Jun. 30, 2020
Captive insurance premiums paid	$ 174,891	$ 117,528
Captive insurance investment	$ 140,875	$ 80,823	$ 198,105
Invests one-time capitalization description	Each shareholder has equal ownership and invests a one-time cash capitalization of $36,000. This is broken out into two categories, $35,900 of redeemable preference shares and $100 for a single common share. Each shareholder represents a single and equal vote on NCL's Board of Directors.
Investment a one-time cash capitalization	$ 36,000
Redeemable preference shares	$ 35,900
Single common share price	$ 100
Fund A [Member]
Captive insurance investment	$ 100,000
Fund B [Member] | Maximum [Member]
Captive insurance investment	$ 300,000